                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                       Date of Report:  November 1, 1995


                 DEAN WITTER PRINCIPAL GUARANTEED FUND III L.P.
               ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Delaware                No.: 33-26076               13-3516594
---------------------------  -------------   ----------------------
          (State or other    (Commission     (I.R.S. employer
          jurisdiction of    file number)    identification number)
          incorporation)

            Two World Trade Center; 62nd Floor, New York, NY  10048
            -------------------------------------------------------
            (Address of principal executive offices)      (Zip Code)

      Registrant's telephone number, including area code:  (212) 392-5454


       __________________________________________________________________
         (Former name or former address, if changed since last report)



                                                Page 1 of 5
                                                Exhibit Index on Page 4
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Item 2.                       Acquisition or Disposition of Assets
                              ------------------------------------

          The offering of limited partnership interests ("Units") in the Dean Witter Principal Guaranteed Fund III L.P., a Delaware limited partnership (the "Registrant"), was registered with the Securities and Exchange Commission on December 19, 1988. The Units were offered at $1,000 per Unit, and the sale of the Units to investors ("Limited Partners") was completed on July 1, 1989.

          The Registrant was organized to engage in speculative trading of futures and forward contracts and options on futures contracts and other commodity options on a diversified portfolio of commodities. Pursuant to an Agreement of Guarantee dated March 21, 1989 (the "Guarantee"), Man Guarantee Corporation ("the Guarantor"), an affiliate of Mint Investment Management Company ("Mint"), the Registrant's trading manager, guaranteed that each Limited Partner would receive at least $1,000 for each Unit redeemed on September 30, 1995 (the "Guaranteed Redemption Date"). Barclays Bank PLC, New York Branch ("Barclays"), issued a letter of credit to ensure payment of the full amount of the Guarantee.

     Effective April 14, 1992, the Registrant ceased trading commodity interest contracts and its assets were invested in U.S. Treasury securities. On the Guaranteed Redemption Date, the Net Asset Value of the Registrant was $6,946,627 and the Registrant had 7,022.437 Units outstanding. Pursuant to the terms of the Guarantee, the Guarantor paid to the Fund $75,810 which represented the difference between the Registrant's Net Asset Value on the Guaranteed Redemption Date and $1,000 multiplied by the outstanding number of Units as of such date.

          Pursuant to the terms of the Prospectus dated March 28, 1989, Demeter Management Corporation ("Demeter"), the General Partner of the Registrant, on October 19, 1995 remitted to each Limited Partner of the Registrant with $1,000. The Registrant thereupon ceased all operations.

Item 7.        Exhibits.
               ---------

          (1) Form of Selling Agreement among the Registrant, Mint, the Guarantor, and Dean Witter Reynolds Inc. (incorporated by reference to Exhibit 1.01 to Amendment No. 1 to Registration Statement on Form S-1, SEC File No. 33-26076, filed on March 24,
               1989).

          (4) Form of Limited Partnership Agreement of the Registrant (incorporated by reference to Exhibit A to the Dean Witter Principal Guaranteed Fund III L.P. Prospectus dated March 28, 1989 filed with the Registrant's Registration Statement on Form S-1, SEC File No. 33-26076).

          (10) Form of Agreement of Guarantee between partners of the Registrant and the Guarantor (incorporated by reference to Exhibit 10.06 to

               Amendment No. 1 to Registration Statement of Form S-1, SEC File No. 33-26076, filed on March 24, 1989).

          (21) Letter dated September, 1995 from Demeter to each of the Limited Partners of the Registrant regarding cessation of operations of the Registrant.

                                   SIGNATURE

          Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              DEAN WITTER PRINCIPAL
                              GUARANTEED FUND III L.P.

                           By:  Demeter Management Corporation,
                                General Partner

                                By:   /s/ Mark J. Hawley
                                      ----------------------------
                                      Name:  Mark J. Hawley
                                      Title:  President

Dated:  November 21, 1995

                           EXHIBIT INDEX                     PAGE
                           -------------                     ----

(1)         Form of Selling Agreement among the
            Registrant, Mint, the Guarantor and Dean
            Witter Reynolds Inc. (incorporated by
            reference to Exhibit 1.01 to Amendment No. 1
            to Registration Statement on Form S-1, SEC
            File No. 33-26076, filed on March 24, 1989).
                                                               ___




(4)         Form of Limited Partnership Agreement of the
            Registrant (incorporated by reference to
            Exhibit A to the Dean Witter Principal
            Guaranteed Fund III L.P. Prospectus dated
            March 21, 1989 filed with the Registrant's
            Registration Statement on Form S-1, SEC File
            No. 33-26076).
                                                               ___


(10)        Form of Agreement of Guarantee between
            partners of the Registrant and the Guarantor
            (incorporated by reference to Exhibit 10.06
            to Amendment No. 1 to Registration Statement
            of Form S-1, SEC File No. 33-26076, filed on
            March 24, 1989).
                                                               ___


(21)        Letter dated September,  1995 from Demeter
            to each of the Limited Partners of the
            Registrant regarding the cessation of the
            Registrant.
                                                                5

DEMETER MANAGEMENT CORPORATION
C/O DEAN WITTER REYNOLDS, INC.
#2 WORLD TRADE CENTER, NEW YORK, NY 10048
TELEPHONE (212) 392-5453



September 1995



Dear Limited Partner:

Dean Witter Principal Guaranteed Fund III L.P. ("PGF III") will cease all operations and terminate shortly after September 30, 1995, the Guaranteed Redemption Date. Limited Partners will receive $1,000 for each PGF III Unit outstanding as of the Guaranteed Redemption Date. Payment will be made by a credit to your Dean Witter account.

If you have any questions, please contact your Dean Witter Account Executive.

Sincerely,



/s/ Mark J. Hawley
Mark J. Hawley
President
Demeter Management Corporation

cc:  Dean Witter Account Executive